                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                              ---------------------


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                  April 9, 2004
                        (Date of earliest event reported)

                         Commission file number: 0-20167

                       NORTH COUNTRY FINANCIAL CORPORATION
             (Exact name of registrant as specified in its charter)


MICHIGAN                                                 38-2062816
(State or other jurisdiction of                          (I.R.S. Employer
 incorporation or organization)                           Identification No)

130 SOUTH CEDAR STREET, MANISTIQUE, MI                   49854
(Address of principal executive offices)                 (Zip Code)

Registrant's telephone number, including area code: (800) 200-7032

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

              On April 9, 2004 North Country Financial Corporation issued a press release announcing earnings for the quarter ended March 31, 2004.


Exhibit No.                Description

99.1            Press Release dated April 9, 2004



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            NORTH COUNTRY FINANCIAL CORPORATION


Date: April 9, 2004                         By:      /s/ Ernie R. Krueger
                                            ------------------------------------
                                            Ernie R. Krueger, VP/Controller

                               10-K EXHIBIT INDEX


EXHIBIT NO.                DESCRIPTION

EX-99.1                    Press Release dated April 9, 2004